Exhibit 99.1

                                    KATY NEWS

                              FOR IMMEDIATE RELEASE

                              KATY INDUSTRIES, INC.
                REPORTS 2002 FOURTH QUARTER AND FULL YEAR RESULTS

MIDDLEBURY, CT - April 15, 2003 - Katy Industries, Inc. (NYSE: KT) today reported a net loss from continuing operations in the fourth quarter of 2002 of ($0.4) million, or ($0.05) per share, versus a net loss from continuing operations of ($1.4) million, or ($0.17) per share, in the fourth quarter of 2001, excluding restructuring and other non-recurring or unusual items, which are discussed below. Net sales in the fourth quarter of 2002 were $112.0 million, down 1.7% compared to the same period in 2001 (excluding SESCO, a business which was exited in April 2002). Earnings before interest, taxes, depreciation and amortization (EBITDA), excluding all unusual and non-recurring items, was $5.6 million in the fourth quarter of 2002, unchanged compared to the same period in 2001.

Katy also reported net income from continuing operations for the twelve months ended December 31, 2002 of $1.6 million, or $0.19 per share, versus a net loss from continuing operations of ($15.1) million, or ($1.80) per share, in the same period of 2001, excluding restructuring and other non-recurring or unusual items, which are also discussed below. Net sales for the twelve months ended December 31, 2002 were $460.0 million, unchanged compared to the same period in 2001 (excluding SESCO, a business which was exited in April 2002). EBITDA, excluding all unusual and non-recurring items, was $30.6 million for the twelve months ended December 31, 2002, compared to $13.1 million for the same period in 2001, an increase of 134%.

During the fourth quarter of 2002, Katy reported restructuring and other non-recurring or unusual items of ($11.4) million pre-tax [($2.25) per share], results of discontinued operations of ($4.3) million, net of tax [($0.51) per share], a cumulative effect of a change in accounting principle of $1.7 million, net of tax [$0.20 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($3.3) million [($0.39) per share]. Including these items, Katy reported a net loss attributable to common shareholders of ($25.1) million, or ($3.00) per share, in the fourth quarter of 2002, versus a net loss attributable to common shareholders of ($20.4) million, or ($2.43) per share, in the same period of 2001. During the fourth quarter of 2001, Katy reported restructuring and other non-recurring or unusual items of $14.3 million pre-tax [($2.01) per share], results of discontinued operations of $0.6 million, net of tax [$0.07 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of ($2.7) million [($0.32) per share]. Details regarding these items are provided in the "Reconciliation of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

For the twelve months ended December 31, 2002, Katy reported restructuring and other non-recurring or unusual items of ($46.4) million pre-tax [($6.33) per share], results of discontinued operations of $(2.8) million, net of tax [($0.34) per share], a cumulative effect of a change in accounting principle of ($2.5) million, net of tax [($0.30) per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of $(11.1) million [$(1.33) per share]. Including these items, Katy reported a net loss attributable to common shareholders of

$(67.9) million, or $(8.11) per share, for the twelve months ended December 31, 2002, versus a net loss attributable to common shareholders of $(61.1) million, or $(7.28) per share, in the same period of 2001. During the twelve months ended December 31, 2001, Katy reported restructuring and other non-recurring or unusual items of ($63.8) million pre-tax [($5.69) per share], results of discontinued operations of $0.8 million, net of tax [$0.09 per share], a gain on the early redemption of a preferred interest in a subsidiary of $6.6 million [$0.79 per share], as well as the impact of paid-in-kind dividends earned on convertible preferred stock of $(4.5) million [$(0.53) per share]. Details regarding these items are provided in the "Reconciliation of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release.

"We finished the year on a strong note from a liquidity standpoint - debt is low and free cash flow is strong," said C. Michael Jacobi, Katy Industries' President and Chief Executive Officer. "During the fourth quarter, we took a major step forward in restructuring the company for future success with the closure of our Woods manufacturing facilities in the U.S., a move necessitated by our need to reduce our cost structure."

Added Mr. Jacobi, "Subsequent to year-end, we announced the sale of GC/Waldom Electronics, a non-core subsidiary, which enabled us to further pay down debt. Simultaneously, we announced the acquisition of Spraychem, Limited, a company based in the United Kingdom that specializes in the distribution of spraying and chemical dispensing products to a wide range of industries, including janitorial and sanitation markets. We also announced earlier this year that we are exploring the sale of Woods and Woods Canada, businesses which sell consumer electrical products, such as extension cords, power strips and surge protectors. These strategic moves will allow us to maintain our focus on our core businesses, which are in the maintenance products group."

Gross margins were 17.6% in the fourth quarter of 2002, up from 16.4% in the fourth quarter of 2001. Selling, general and administrative expenses were 15.8% of sales in the fourth quarter of 2002, compared to 14.8% of sales during the same period of 2001. These amounts exclude severance, restructuring and related costs, as well as impairments of long-lived assets, which are detailed on the accompanying reconciliations of GAAP income to income excluding these items.

Interest expense was down $0.9 million as year-end debt was reduced by $38.6 million from December 31, 2001. Debt at December 31, 2002 was $45.5 million, which is 28% of total capitalization. Cash on hand at December 31, 2002 was $4.8 million.

Liquidity was strong during the fourth quarter of 2002, as the company generated free cash flow of $17.2 million versus $0.5 million generated in the fourth quarter of 2001. The Company defines free cash flow as cash generated from operations less capital expenditures and cash dividends. EBITDA, strong collections and continued improvement in payables management were the primary drivers of cash flow in the fourth quarter of 2002.

Katy announced on November 1, 2002, that it had completed the sale of its Hamilton Precision Metals, L.P. business. Also, Katy completed the sale of GC/Waldom Electronics on April 2, 2003, a business that was held for sale at December 31, 2002. As a result, the results of these businesses have been classified as discontinued operations for all periods presented. To comply with new SEC regulations regarding the disclosure of non-GAAP financial measures, the "Reconciliations of GAAP Results to Results Excluding Certain Unusual Items" accompanying this press release exclude certain other unusual items that were previously included in similar reconciliations in the Company's prior press releases.

This press release may contain various forward-looking statements. The forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by, and information currently available to, the company's management. Additionally, the forward-looking statements are based on Katy's current expectations and projections about future events and trends affecting the financial condition of its business. The forward-looking statements are subject to risks and uncertainties, detailed from time to time in Katy's filings with the SEC, that may lead to results that differ materially from those expressed in any forward-looking statement made by the company or on its behalf. Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Katy Industries, Inc. is a diversified corporation with interests primarily in Maintenance Products and Electrical/Electronics.

Company contact:

Katy Industries, Inc.
Amir Rosenthal
(203) 598-0397

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS
(In thousands, except per share data)

                                                                     Three Months Ended
                                                                 ---------------------------        $            %
                                                                 December 31,   December 31,     Change       Change
                                                                     2002           2001        Inc/(Dec)    Inc/(Dec)
                                                                 ------------   ------------    ---------    ---------
Net sales                                                         $ 111,979      $ 115,563      $ (3,584)      (3.10%)
Cost of goods sold                                                   92,224         96,657        (4,433)      (4.59%)
                                                                  ---------      ---------      --------     -------
      Gross profit                                                   19,755         18,906           849        4.49%
Selling, general & administrative expenses                           17,670         17,157           513        2.99%
Impairments of long-lived assets                                      7,824         11,325        (3,501)     (30.91%)
Severance, restructuring & related costs                              3,588          2,951           637       21.59%
                                                                  ---------      ---------      --------     -------
      Operating loss                                                 (9,327)       (12,527)        3,200       25.54%
Equity in loss of unconsolidated investment                            (311)          (390)           79       20.26%
Interest                                                             (1,385)        (2,276)          891       39.15%
Other, net                                                              (81)          (131)           50       38.17%
                                                                  ---------      ---------      --------     -------
      Loss before provision for income taxes                        (11,104)       (15,324)        4,220       27.54%
Income taxes                                                         (7,510)        (2,772)       (4,738)    (170.90%)
                                                                  ---------      ---------      --------     -------
      Loss before distributions on preferred interest
        in subsidiary                                               (18,614)       (18,096)         (518)      (2.86%)
Distributions on preferred interest in subsidiary, net
  of tax                                                               (609)          (205)         (404)    (197.07%)
                                                                  ---------      ---------      --------     -------
      Loss from continuing operations                               (19,223)       (18,301)         (922)      (5.04%)
Discontinued operations:
(Loss) income from discontinued operations, net of tax               (7,599)           592        (8,191)        N/M
Gain on sale of discontinued operations, net of tax                   3,306             --         3,306         N/M
                                                                  ---------      ---------      --------     -------
      Loss before extraordinary item and cumulative
        effect of accounting change                                 (23,516)       (17,709)       (5,807)     (32.79%)
Extraordinary loss on early extinguishment of debt,
  net of tax                                                             --             --            --         N/M
Cumulative effect of a change in accounting principle,
  net of tax                                                          1,676             --         1,676         N/M
                                                                  ---------      ---------      --------     -------
      Net loss                                                      (21,840)       (17,709)       (4,131)     (23.33%)
Payment in kind dividends on convertible preferred
  stock                                                              (3,284)        (2,704)         (580)        N/M
                                                                  ---------      ---------      --------     -------
      Net loss attributable to common shareholders                $ (25,124)     $ (20,413)     $ (4,711)     (23.08%)
                                                                  =========      =========      ========     =======

Loss per share of common stock - basic and diluted:
  Loss from continuing operations excluding PIK
    dividends and unusual items                                   $   (0.05)     $   (0.17)     $   0.12       70.86%
  Payment in kind (PIK) dividends on convertible
    preferred stock                                                   (0.39)         (0.32)        (0.07)     (21.90%)
  Unusual items (see attached schedule)                               (2.25)         (2.01)        (0.24)     (11.96%)
                                                                  ---------      ---------      --------     -------
      Loss from continuing operations attributable to
        common stockholders                                           (2.69)         (2.50)        (0.19)      (7.55%)
  Discontinued operations                                             (0.51)          0.07         (0.58)    (827.61%)
  Extraordinary loss on early extinguishment of debt                     --             --            --         N/M
  Cumulative effect of a change in accounting
    principle                                                          0.20             --          0.20         N/M
                                                                  ---------      ---------      --------     -------
    Net loss attributable to common stockholders                  $   (3.00)     $   (2.43)     $  (0.57)     (23.53%)
                                                                  =========      =========      ========     =======

Average shares outstanding - Basic & Diluted                          8,362          8,393
                                                                  =========      =========

Other Information

Working capital, excluding current bank debt and
  current deferred tax balances                                   $  35,206      $  65,733      $(30,527)     (46.44%)
                                                                  =========      =========      ========     =======
Bank debt, including portions classified as current               $  45,451      $  84,093      $(38,642)     (45.95%)
                                                                  =========      =========      ========     =======
Preferred interest in subsidiary                                  $  16,400      $  16,400      $     --        0.00%
                                                                  =========      =========      ========     =======
Stockholders' equity                                              $ 102,172      $ 157,864      $(55,692)     (35.28%)
                                                                  =========      =========      ========     =======
Capital expenditures                                              $   2,141      $   3,502      $ (1,361)     (38.86%)
                                                                  =========      =========      ========     =======

N/M - Not meaningful

KATY INDUSTRIES, INC. SUMMARY OF OPERATIONS
(In thousands, except per share data)

                                                                     Twelve Months Ended
                                                                 ---------------------------        $            %
                                                                 December 31,   December 31,     Change       Change
                                                                     2002           2001        Inc/(Dec)    Inc/(Dec)
                                                                 ------------   ------------    ---------    ---------
Net sales                                                         $ 459,990      $ 460,176      $   (186)      (0.04%)
Cost of goods sold                                                  381,846        395,789       (13,943)      (3.52%)
                                                                  ---------      ---------      --------     -------
      Gross profit                                                   78,144         64,387        13,757       21.37%
Selling, general & administrative expenses                           66,803         74,424        (7,621)     (10.24%)
Impairments of long-lived assets                                     21,204         47,469       (26,265)     (55.33%)
Severance, restructuring & related costs                             19,155         13,380         5,775       43.16%
SESCO joint venture transaction                                       6,010             --         6,010         N/M
                                                                  ---------      ---------      --------     -------
      Operating loss                                                (35,028)       (70,886)       35,858       50.59%
Equity in income of unconsolidated investment                           295             72           223      309.72%
Interest                                                             (6,046)       (10,822)        4,776       44.13%
Other, net                                                             (407)          (604)          197       32.62%
                                                                  ---------      ---------      --------     -------
      Loss before provision for income taxes                        (41,186)       (82,240)       41,054       49.92%
Income taxes                                                         (8,612)        20,647       (29,259)    (141.71%)
                                                                  ---------      ---------      --------     -------
      Loss before distributions on preferred interest
        in subsidiary                                               (49,798)       (61,593)       11,795       19.15%
Distributions on preferred interest in subsidiary, net
  of tax                                                             (1,593)        (1,274)         (319)     (25.04%)
                                                                  ---------      ---------      --------     -------
      Loss from continuing operations                               (51,391)       (62,867)       11,476       18.25%
Discontinued operations:
(Loss) income from discontinued operations, net of tax               (6,150)           787        (6,937)    (881.45%)
Gain on sale of discontinued operations, net of tax                   3,306             --         3,306         N/M
                                                                  ---------      ---------      --------     -------
      Loss before extraordinary item and cumulative
        effect of accounting change                                 (54,235)       (62,080)        7,845       12.64%
Extraordinary loss on early extinguishment of debt,
  net of tax                                                             --         (1,182)        1,182      100.00%
Cumulative effect of a change in accounting principle,
  net of tax                                                         (2,514)            --        (2,514)        N/M
                                                                  ---------      ---------      --------     -------
      Net loss                                                      (56,749)       (63,262)        6,513       10.30%
Gain on early redemption of preferred interest in
  subsidiary                                                             --          6,600        (6,600)    (100.00%)
Payment in kind dividends on convertible preferred
  stock                                                             (11,136)        (4,459)       (6,677)    (149.74%)
                                                                  ---------      ---------      --------     -------
      Net loss attributable to common shareholders                $ (67,885)     $ (61,121)     $ (6,764)     (11.07%)
                                                                  =========      =========      ========     =======

Loss per share of common stock - basic and diluted:
  Income from continuing operations excluding PIK
    dividends and unusual items                                   $    0.19      $   (1.80)     $   1.99      110.78%
  Gain on early redemption of preferred interest in
    subsidiary                                                           --           0.79         (0.79)    (100.00%)
  Payment in kind (PIK) dividends on convertible
    preferred stock                                                   (1.33)         (0.53)        (0.80)    (150.40%)
  Unusual items (see attached schedule)                               (6.33)         (5.69)        (0.64)     (11.20%)
                                                                  ---------      ---------      --------     -------
      Loss from continuing operations attributable to
        common stockholders                                           (7.47)         (7.23)        (0.24)      (3.38%)
  Discontinued operations                                             (0.34)          0.09         (0.43)    (462.32%)
  Extraordinary loss on early extinguishment of debt                     --          (0.14)         0.14      100.00%
  Cumulative effect of a change in accounting
    principle                                                         (0.30)            --         (0.30)        N/M
                                                                  ---------      ---------      --------     -------
    Net loss attributable to common stockholders                  $   (8.11)     $   (7.28)     $  (0.83)     (11.36%)
                                                                  =========      =========      ========     =======

Average shares outstanding - Basic & Diluted                          8,371          8,393
                                                                  =========      =========

Other Information

Working capital, excluding current bank debt and
  current deferred tax balances                                   $  35,206      $  65,733      $(30,527)     (46.44%)
                                                                  =========      =========      ========     =======
Bank debt, including portions classified as current               $  45,451      $  84,093      $(38,642)     (45.95%)
                                                                  =========      =========      ========     =======
Preferred interest in subsidiary                                  $  16,400      $  16,400      $     --        0.00%
                                                                  =========      =========      ========     =======
Stockholders' equity                                              $ 102,172      $ 157,864      $(55,692)     (35.28%)
                                                                  =========      =========      ========     =======
Capital expenditures                                              $  10,065      $  11,064      $   (999)      (9.03%)
                                                                  =========      =========      ========     =======

N/M - Not meaningful

KATY INDUSTRIES, INC. RECONCILIATION OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS - UNAUDITED
(In thousands)

                                                                              Three Months Ended
                                                           ---------------------------------------------------------
                                                                                             Excluding
                                                           December 31,     Unusual           Unusual
                                                               2002          Items             Items      % of sales
                                                           -------------------------         -----------------------
Net sales                                                   $ 111,979                        $ 111,979       100.0%
Cost of goods sold                                             92,224            --             92,224        82.4%
                                                            -----------------------          ---------------------
       Gross profit                                            19,755            --             19,755        17.6%
Selling, general & administrative expenses                     17,670            --             17,670        15.8%
Impairments of long-lived assets                                7,824        (7,824)(a)             --
Severance, restructuring & related costs                        3,588        (3,588)(b)             --
                                                            -----------------------          ---------------------
       Operating (loss) income                                 (9,327)       11,412              2,085         1.9%
Equity in loss of unconsolidated investment                      (311)           --               (311)       -0.3%
Interest                                                       (1,385)           --             (1,385)       -1.2%
Other, net                                                        (81)           --                (81)       -0.1%
                                                            -----------------------          ---------------------
       (Loss) income before provision for income taxes        (11,104)       11,412                308         0.3%
Income taxes                                                   (7,510)        7,392(c)            (118)       -0.1%
                                                            -----------------------          ---------------------
       (Loss) income before distributions on preferred
         interest in subsidiary                               (18,614)       18,804                190         0.2%
Distributions on preferred interest of subsidiary, net
  of tax                                                         (609)           --               (609)       -0.5%
                                                            -----------------------          ---------------------
       (Loss) income from continuing operations             $ (19,223)       18,804          $    (419)       -0.4%
                                                            =======================          =====================

Earnings before interest, taxes, depreciation and
       amortization (excluding unusual items)                                                $   5,591         5.0%

(a)   Impairments of long-lived assets

(b)   Severance, restructuring & related costs

(c) Adjustment to reflect normalized effective tax rate excluding unusual items

                                                                              Three Months Ended
                                                           ---------------------------------------------------------
                                                                                             Excluding
                                                           December 31,     Unusual           Unusual
                                                               2001          Items             Items      % of sales
                                                           -------------------------         -----------------------
Net sales                                                   $ 115,563                        $ 115,563       100.0%
Cost of goods sold                                             96,657            --             96,657        83.6%
                                                            -----------------------          ---------------------
       Gross profit                                            18,906            --             18,906        16.4%
Selling, general & administrative expenses                     17,157            --             17,157        14.8%
Impairments of long-lived assets                               11,325       (11,325)(a)             --
Severance, restructuring & related costs                        2,951        (2,951)(b)             --
                                                            -----------------------          ---------------------
       Operating (loss) income                                (12,527)       14,276              1,749         1.5%
Equity in loss of unconsolidated investment                      (390)           --               (390)       -0.3%
Interest                                                       (2,276)           --             (2,276)       -2.0%
Other, net                                                       (131)           --               (131)       -0.1%
                                                            -----------------------          ---------------------
       Loss (income) before provision for income taxes        (15,324)       14,276             (1,048)       -0.9%
Income taxes                                                   (2,772)        2,582(c)            (190)       -0.2%
                                                            -----------------------          ---------------------
       Loss (income) before distributions on preferred
         interest in subsidiary                               (18,096)       16,858             (1,238)       -1.1%
Distributions on preferred interest of subsidiary, net
  of tax                                                         (205)           --               (205)       -0.2%
                                                            -----------------------          ---------------------
       Loss (income) from continuing operations             $ (18,301)       16,858          $  (1,443)       -1.2%
                                                            =======================          =====================

Earnings before interest, taxes, depreciation and
       amortization (excluding unusual items)                                                $   5,561         4.8%

(a)   Impairments of long-lived assets

(b)   Severance, restructuring & related costs

(c) Adjustment to reflect normalized effective tax rate excluding unusual items

KATY INDUSTRIES, INC. RECONCILIATION OF GAAP RESULTS
TO RESULTS EXCLUDING CERTAIN UNUSUAL ITEMS - UNAUDITED
(In thousands)

                                                                             Twelve Months Ended
                                                           ---------------------------------------------------------
                                                                                             Excluding
                                                           December 31,     Unusual           Unusual
                                                               2002          Items             Items      % of sales
                                                           -------------------------         -----------------------
Net sales                                                   $ 459,990                        $ 459,990       100.0%
Cost of goods sold                                            381,846            --            381,846        83.0%
                                                            -----------------------          ---------------------
       Gross profit                                            78,144            --             78,144        17.0%
Selling, general & administrative expenses                     66,803            --             66,803        14.5%
Impairments of long-lived assets                               21,204       (21,204)(a)             --
Severance, restructuring & related costs                       19,155       (19,155)(b)             --
SESCO joint venture transaction                                 6,010        (6,010)(c)             --
                                                            -----------------------          ---------------------
       Operating (loss) income                                (35,028)       46,369             11,341         2.5%
Equity in income of unconsolidated investment                     295            --                295         0.1%
Interest                                                       (6,046)           --             (6,046)       -1.3%
Other, net                                                       (407)           --               (407)       -0.1%
                                                            -----------------------          ---------------------
       (Loss) income before provision for income taxes        (41,186)       46,369              5,183         1.1%
Income taxes                                                   (8,612)        6,642(d)          (1,970)       -0.4%
                                                            -----------------------          ---------------------
       (Loss) income before distributions on preferred
         interest in subsidiary                               (49,798)       53,011              3,213         0.7%
Distributions on preferred interest of subsidiary, net
  of tax                                                       (1,593)           --             (1,593)       -0.3%
                                                            -----------------------          ---------------------
       (Loss) income from continuing operations             $ (51,391)       53,011          $   1,620         0.4%
                                                            =======================          =====================

Earnings before interest, taxes, depreciation and
       amortization (excluding unusual items)                                                $  30,632         6.7%

(a)   Impairments of long-lived assets

(b)   Severance, restructuring & related costs

(c)   SESCO joint venture transaction

(d) Adjustment to reflect normalized effective tax rate excluding unusual items

                                                                             Twelve Months Ended
                                                           ---------------------------------------------------------
                                                                                             Excluding
                                                           December 31,     Unusual           Unusual
                                                               2001          Items             Items      % of sales
                                                           -------------------------         -----------------------
Net sales                                                   $ 460,176                        $ 460,176       100.0%
Cost of goods sold                                            395,789            --            395,789        86.0%
                                                            -----------------------          ---------------------
       Gross profit                                            64,387            --             64,387        14.0%
Selling, general & administrative expenses                     74,424        (2,973)(a)         71,451        15.5%
Impairments of long-lived assets                               47,469       (47,469)(b)             --
Severance, restructuring & related costs                       13,380       (13,380)(c)             --
                                                            -----------------------          ---------------------
       Operating (loss) income                                (70,886)       63,822             (7,064)       -1.5%
Equity in income of unconsolidated investment                      72            --                 72         0.0%
Interest                                                      (10,822)           --            (10,822)       -2.4%
Other, net                                                       (604)           --               (604)       -0.1%
                                                            -----------------------          ---------------------
       Loss before provision for income taxes                 (82,240)       63,822            (18,418)       -4.0%
Income taxes                                                   20,647       (16,024)(d)          4,623         1.0%
                                                            -----------------------          ---------------------
       Loss before distributions on preferred interest
         in subsidiary                                        (61,593)       47,798            (13,795)       -3.0%
Distributions on preferred interest of subsidiary, net
  of tax                                                       (1,274)           --             (1,274)       -0.3%
                                                            -----------------------          ---------------------
       Loss from continuing operations                      $ (62,867)       47,798          $ (15,069)       -3.3%
                                                            =======================          =====================

Earnings before interest, taxes, depreciation and
       amortization (excluding unusual items)                                                $  13,132         2.9%

(a)   Recapitalization costs

(b)   Impairments of long-lived assets

(c)   Severance, restructuring & related costs

(d) Adjustment to reflect normalized effective tax rate excluding unusual items

KATY INDUSTRIES, INC. BALANCE SHEETS

                                                                                                   $            %
Assets                                                        December 31,    December 31,      Change       Change
Current Assets:                                                   2002          2001 (a)       Inc/(Dec)    Inc/(Dec)
                                                              ============    ============     =========    =========
       Cash                                                    $   4,842       $   7,836       $ (2,994)      (38.2%)
       Accounts receivable, net                                   58,913          67,602         (8,689)      (12.9%)
       Inventory, net                                             57,967          53,330          4,637         8.7%
       Deferred tax asset                                             --           8,243         (8,243)     (100.0%)
       Prepaid assets and other                                    1,942           2,619           (677)      (25.8%)
       Current assets of discontinued operations (b)               5,970          18,306        (12,336)      (67.4%)
                                                               ---------       ---------       --------      ------
Total current assets                                             129,634         157,936        (28,302)      (17.9%)
                                                               ---------       ---------       --------      ------

Other Assets:
       Goodwill, net                                              11,211          13,571         (2,360)      (17.4%)
       Intangibles, net                                           25,491          32,630         (7,139)      (21.9%)
       Deferred income taxes                                          --           2,278         (2,278)     (100.0%)
       Investment in unconsolidated investment                     7,306           7,011            295         4.2%
       Other assets                                               12,342          12,825           (483)       (3.8%)
       Non-current assets of discontinued operations (b)           3,100          11,942         (8,842)      (74.0%)
                                                               ---------       ---------       --------      ------
Total other assets                                                59,450          80,257        (20,807)      (25.9%)
                                                               ---------       ---------       --------      ------

Property, plant and equipment                                    160,976         171,409        (10,433)       (6.1%)
Less: accumulated depreciation                                   (74,083)        (61,647)       (12,436)       20.2%
                                                               ---------       ---------       --------      ------
       Property, plant and equipment, net                         86,893         109,762        (22,869)      (20.8%)
                                                               ---------       ---------       --------      ------

Total assets                                                   $ 275,977       $ 347,955       $(71,978)      (20.7%)
                                                               =========       =========       ========      ======

Liabilities and stockholders' equity
Current liabilities:
       Accounts payable                                        $  37,058       $  32,923       $  4,135        12.6%
       Accrued compensation                                        7,214           6,442            772        12.0%
       Accrued liabilities and other                              47,712          41,440          6,272        15.1%
       Current maturities of debt                                    700          14,619        (13,919)      (95.2%)
       Revolving credit facility                                  44,751          57,000        (12,249)      (21.5%)
       Current liabilities of discontinued operations (b)          2,444           3,155           (711)      (22.5%)
                                                               ---------       ---------       --------      ------
Total current liabilities                                        139,879         155,579        (15,700)      (10.1%)

Long-term debt, less current portion                                  --          12,474        (12,474)     (100.0%)
Other                                                             17,526           4,933         12,593       255.3%
Non-current liabilities of discontinued operations (b)                --             705           (705)     (100.0%)

                                                               ---------       ---------       --------      ------
Total liabilities                                                157,405         173,691        (16,286)       (9.4%)
                                                               ---------       ---------       --------      ------

Preferred interest in subsidiary                                  16,400          16,400              0         0.0%

Stockholders' equity
       Convertible Preferred Stock                                80,696          69,560         11,136        16.0%
       Common stock                                                9,822           9,822              0         0.0%
       Additional paid in capital                                 46,701          58,314        (11,613)      (19.9%)
       Accumulated other comprehensive loss                       (3,046)         (4,625)         1,579       (34.1%)
       Unearned compensation                                          --            (106)           106      (100.0%)
       (Accumulated deficit) retained earnings                   (11,773)         44,976        (56,749)     (126.2%)
       Treasury stock                                            (20,228)        (20,077)          (151)        0.8%
                                                               ---------       ---------       --------      ------
Total stockholders' equity                                       102,172         157,864        (55,692)      (35.3%)
                                                               ---------       ---------       --------      ------

Total liabilities and stockholders' equity                     $ 275,977       $ 347,955       $(71,978)      (20.7%)
                                                               =========       =========       ========      ======

(a)   Certain amounts have been reclassified to conform with 2002 presentation.

(b) Amounts include assets and liabilities of Hamilton Precision Metals and GC/Waldom Electronics.

KATY INDUSTRIES, INC. STATEMENTS OF CASH FLOWS

                                                                      Twelve months ended              $               %
                                                                  December 31,    December 31,      Change          Change
                                                                      2002            2001         Inc/(Dec)       Inc/(Dec)
                                                                  ============    ============     =========       =========
Cash flows from operating activities:
     Net loss                                                       $(56,749)      $ (63,262)
     Cumulative effect of a change in accounting principle             2,514              --
     Extraordinary loss on early extinguishment of debt                   --           1,182
     Loss (income) from operations of discontinued businesses          6,150            (787)
     Gain on sale of discontinued businesses                          (3,306)             --
                                                                    --------       ---------
         Loss from continuing operations                             (51,391)        (62,867)
     Adjustments to reconcile loss from continuing operations
         to net cash provided by continuing operations:
                      Depreciation and amortization                   19,403          20,728
                      Amortization of debt issue costs                 1,605             728
                      Impairment of long-lived assets                 21,204          47,469
                      Loss on SESCO transaction                        6,010              --
                      Equity in (income) loss of
                        unconsolidated affiliates                       (295)            (72)
                   Deferred income taxes                              10,521         (22,836)
                   Other                                                 290             670
     Changes in operating assets and liabilities, net of
       acquisition/disposition of subsidiaries:
         Accounts receivable                                           8,689          10,753
         Inventories                                                  (4,637)         30,757
         Other assets, including current                                (976)            287
         Accounts payable                                              4,135         (13,959)
         Accrued expenses and other liabilities                       13,752            (603)
                                                                    --------       ---------
     Net cash provided by continuing operations                       28,310          11,055
     Net cash provided by discontinued operations                      3,178           7,226
                                                                    --------       ---------       ---------       ---------
     Net cash provided by operating activities                        31,488          18,281          13,207            72.2%
                                                                    --------       ---------       ---------       ---------

Cash flows from investing activities:
     Capital expenditures of continuing operations                   (10,065)        (11,064)
     Capital expenditures of discontinued operations                     (53)         (1,502)
     Proceeds from sale of subsidiaries                               13,947           1,576
     Collections of notes receivable from sales of
       subsidiaries                                                      820             137
     Proceeds from sale of assets                                        249             691
                                                                    --------       ---------       ---------       ---------
     Net cash provided by (used in) investing activities               4,898         (10,162)         15,060           148.2%
                                                                    --------       ---------       ---------       ---------

Cash flows from financing activities:
     Net borrowings (repayments) on revolving loans, prior
       to Recapitalization                                                --          11,300
     Repayment of borrowings under revolving loans at
       Recapitalization                                                   --        (144,300)
     Proceeds on initial borrowings at Recapitalization
       -- term loans                                                      --          30,000
     Proceeds on initial borrowings at Recapitalization
       -- revolving loans                                                 --          63,211
     Net repayments of revovling loans following
       Recapitalization                                              (12,249)         (3,675)
     Repayments of term loans following Recapitalization             (26,325)         (6,282)
     Direct costs associated with debt facilities                       (720)         (7,471)
     Proceeds from issuance of Convertible Preferred Stock                --          70,000
     Direct costs related to issuance of Convertible Preferred
       Stock                                                              --          (4,899)
     Redemption of preferred interest of subsidiary                       --          (9,900)
     Payment of dividends                                                 --            (629)
     Purchase of treasury shares                                          --              --
     Other                                                               (26)            122
                                                                    --------       ---------       ---------       ---------
     Net cash used in financing activities                           (39,320)         (2,523)        (36,797)            N/A
                                                                    --------       ---------       ---------       ---------

Effect of exchange rate changes on cash and cash equivalents             (60)              9
                                                                    --------       ---------
Net (decrease) increase in cash and cash equivalents                  (2,994)          5,605
Cash and cash equivalents, beginning of period                         7,836           2,231
                                                                    --------       ---------       ---------       ---------
Cash and cash equivalents, end of period                            $  4,842       $   7,836       $  (2,994)          (38.2%)
                                                                    ========       =========       =========       =========